Supplemental Information Fourth-Quarter Earnings Call 2013

Market & Financial Overview

2013 Q4 and FY Capital Markets & Leasing Markets Volumes Q4 2013 v. Q4 2012 FY 2013 v. FY 2012 Gross Absorption Gross Absorption Leasing Americas (U.S. only) 14% 7% EMEA (Europe only) -7% -4% Asia Pacific (select markets) -9% -12% Total 4% 1% Q4 2013 v. Q4 2012 FY 2013 v. FY 2012 Market Volumes Market Volumes Capital Markets Americas 18% 18% EMEA 18% 21% Asia Pacific 39% 29% Total 22% 21% 2013 Leasing Activity Remained Uneven 2013 Investment Volume Strength Continued 3 Source: Jones Lang LaSalle Research, January 2014

Selected Business Wins and Expansions 4 Americas EMEA Asia Pacific Mutil-Regional JPMorgan Chase – 27M sf - Metlife, Chicago – 617K sf - Coronado Bay Club, San Diego – US$ 160M - Blackstone Hotel Portfolio, U.S. – US$ 186M - Radisson Fisherman’s Wharf, San Francisco – US$ 132M - Deka Immobilien, Poland – 463K sf - White Gardens Office Center, Moscow - Neumarkt Galerie, Cologne – € 295M - Passy Plaza, Paris – € 141M - Marks & Spencer, Sheffield – 646K sf - Larsen & Toubro, Hyderabad – 1.9M sf - TripleOne Somerset, Singapore – SGD 970M - 177 Pacific Highway, Sydney – AUD 413M - Corporate Avenue 2, Chongqing – US$ 395M - BNP Paradis Cardif, Taipei – 898K sf - Wells Fargo, Minneapolis – 454K sf - First Republic Bank, New York – 150K sf - OSTA, Brooklyn Park, MN – 180K sf Exelis – 7.5M sf - Electronic Arts, Bucharest – 130K sf - KPMG, Warsaw – 108K sf - JP Morgan, Hong Kong – 550K sf - P&G, Guangzhou – 260K sf Gemalto – 43 countries

2014 Capital Markets & Leasing Markets Volumes FY 2013 v. FY 2012 FY 2014 v. FY 2013 Gross Absorption Gross Absorption Leasing Americas (U.S. only) 7% 5-10% EMEA (Europe only) -4% 5-10% Asia Pacific (select markets) -12% 5-10% Total 1% 5-10% FY 2013 v. FY 2012 FY 2014 v. FY 2013 Market Volumes Market Volumes Capital Markets Americas 18% ~ 20% EMEA 21% ~ 10% Asia Pacific 29% ~ 10% Total 21% ~ 15% 2014 Improved Leasing Volume Anticipated 2014 Investment Volume Growth Expected 5 Source: Jones Lang LaSalle Research, January 2014

Prime Offices – Projected Changes in Values, 2014

	Rental Values	Capital Values
+ 10-20%	Singapore	Tokyo, New York*, San Francisco
+ 5-10%	Tokyo, Dubai, London* San Francisco, New York* Hong Kong, Mumbai	Dubai, London* Boston, Chicago, Los Angeles Madrid, Mumbai
+ 0-5%	Beijing, Los Angeles, Moscow Shanghai, Washington DC Mexico City, Toronto, Sydney Seoul, Chicago, Boston, Frankfurt Madrid, Paris*, Stockholm, Brussels	Moscow, Shanghai Washington DC, Toronto Mexico City, Beijing, Hong Kong Seoul, Singapore, Sydney Paris*, Stockholm, Frankfurt
- 0-5%	Sao Paulo	Brussels
- 5-10%		Sao Paulo

JONES LANG LASALLE®

*New York – Midtown, London – West End, Paris - CBD. Nominal rates in local currency.
Source: Jones Lang LaSalle Research, January 2014

6

Financial Information

$321.8 $407.6 2012 2013 $529.1 $604.7 2012 2013 $251.3 $271.3 2012 2013 8 Q4 2013 Revenue Performance Note: Equity earnings of $1.4M and $10.2M in 2012 and 2013, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LIM Consolidated ($ in millions; % change in local currency)  17% (15% fee)  35% (24% fee)  20% (16% fee)  22% (17% fee) $549.5 Fee revenue Gross contract costs $64.6 $76.1 2012 2013  20% $641.3 $357.7 $491.8 $278.3 $310.4 $1,165.4 $1,349.5 2012 2013 $1,248.7 $1,509.4

$3,640.2 $4,026.8 2012 2013 $285.4 $285.9 2012 2013 $780.8 $847.7 2012 2013  17% (14% fee) $951.8 $1,118.0 2012 2013 $1,646.0 $1,806.5 2012 2013 9 FY 2013 Revenue Performance Americas EMEA Asia Pacific LIM Consolidated ($ in millions; % change in local currency) $1,918.6 $1,723.0 $1,322.6 $1,072.6 $965.8 $875.6 $4,461.6 $3,932.8 Fee revenue Gross contract costs Note: Equity earnings of $23.9M and $31.3M in 2012 and 2013, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs.  12% (10% fee)  22% (17% fee)  15% (12% fee)  2%

10 Q4 2013 Real Estate Services Revenue ($ in millions; % change in local currency over Q4 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $296.7  7% $103.6  21% $68.5  (4%) $468.8  8% Capital Markets and Hotels & Hospitality $78.6  32% $129.1  33% $59.0  59% $266.7  38% Property & Facility Management - Fee $133.5  25% $61.1  31% $96.1  17% $290.7  23% Gross Revenue $169.8  35% $87.9  82% $128.5  28% $386.2  40% Project & Development Services - Fee $59.3  16% $36.3  16% $18.6  6% $114.2  14% Gross Revenue $59.6  16% $93.7  40% $25.3  5% $178.6  25% Advisory, Consulting & Other $36.3  15% $77.5  14% $29.0  15% $142.8  15% Total RES Operating Fee Revenue $604.4  15% $407.6  24% $271.2  16% $1,283.2  15% Gross Revenue $641.0  17% $491.8  35% $310.3  20% $1,443.1  23% Americas EMEA Asia Pacific Total RES

11 FY 2013 Real Estate Services Revenue ($ in millions; % change in local currency over FY 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $879.3  6% $271.5  7% $178.9  (6%) $1,329.7  5% Capital Markets and Hotels & Hospitality $217.3  29% $333.3  41% $157.8  53% $708.4  40% Property & Facility Management - Fee $407.5  14% $192.6  12% $347.6  15% $947.7  14% Gross Revenue $518.4  20% $240.4  34% $440.7  18% $1,199.5  22% Project & Development Services - Fee $187.7  4% $117.4  9% $67.3  6% $372.4  6% Gross Revenue $188.9  4% $274.2  22% $92.3  19% $555.4  15% Advisory, Consulting & Other $114.2  7% $203.7  8% $96.0  15% $413.9  9% Total RES Operating Fee Revenue $1,806.0  10% $1,118.5  17% $847.6  14% $3,772.1  12% Gross Revenue $1,918.1  12% $1,323.1  22% $965.7  17% $4,206.9  16% Americas EMEA Asia Pacific Total RES

Americas Real Estate Services 2013 Highlights ($ in millions) United States 89% Brazil 2% Canada 2% Mexico 2% Other Americas 5% Revenue by Geography Fee Revenue by Service Line 2013 2012 Leasing $ 879 $ 830 Capital Markets & Hotels 217 168 Property & Facility Management 408 359 Project & Development Services 188 182 Advisory, Consulting & Other 114 107 Total Operating Revenue $ 1,806 $ 1,646 Adjusted EBITDA $ 229 $ 209 Adjusted EBITDA Margin 12.7% 12.7% • Full-year fee revenue up 10% from 2012 • Largest growth was in Capital Markets & Hotels, up 29%, and Property & Facility Management, up 14% on a fee revenue basis • Operating income margin calculated on a fee revenue basis was 10.2%, consistent with 2012; Q4 2013 margin of 14.7%, up 60 basis points over Q4 2012 12

EMEA Real Estate Services 2013 Highlights Revenue by Geography Fee Revenue by Service Line 2013 2012 Leasing $ 272 $ 250 Capital Markets & Hotels 333 235 Property & Facility Management 193 171 Project & Development Services 117 107 Advisory, Consulting & Other 204 189 Total Operating Revenue $ 1,119 $ 952 Adjusted EBITDA $ 110 $ 76 Adjusted EBITDA Margin 9.8% 8.0% ($ in millions) U.K. 42% France 16% Germany 12% Russia 4% Spain 5% Netherlands 4% Belgium 3% Italy 2% MENA 2% Other EMEA 10% 13 • Full-year fee revenue up 17% from 2012 • Revenue growth broad-based for the year, led by the UK, Germany, France, Russia and the Netherlands • Adjusted operating income margin calculated on a fee revenue basis was 8.2% compared with 6.2% in 2012

Asia Pacific Real Estate Services 2013 Highlights Revenue by Geography Fee Revenue by Service Line 2013 2012 Leasing $ 179 $ 199 Capital Markets & Hotels 158 109 Property & Facility Management 348 320 Project & Development Services 67 67 Advisory, Consulting & Other 96 86 Total Operating Revenue $ 848 $ 781 Adjusted EBITDA $ 90 $ 78 Adjusted EBITDA Margin 10.6% 10.0% ($ in millions) Australia 28% Greater China (inc. Hong Kong) 30% India 12% Japan 11% Singapore 8% Thailand 3% New Zealand 2% Other Asia 6% 14 • Full-year fee revenue up 14% from 2012 • Property & Facility Management fee revenue up 15% from continued market share gains; Capital Markets & Hotels demonstrated strong performance above market volumes • Operating income margin calculated on a fee revenue basis was 9.1%, compared with 8.4% in 2012

LaSalle Investment Management Note: AUM data reported on a one-quarter lag. 2013 Highlights Q4 2013 AUM = $47.6 Billion U.K. $15.1 Continental Europe $4.8 North America $12.5 Asia Pacific $4.8 Public Securities $10.4 Revenue 2013 2012 Advisory Fees $ 223 $ 228 Transaction Fees & Other 18 10 Incentive Fees 14 23 Operating Revenue $ 255 $ 261 Equity Earnings 31 24 Total Revenue $ 286 $ 285 Adjusted EBITDA $ 70 $ 74 Adjusted EBITDA Margin 24.4% 25.9% ($ in millions) ($ in billions) 15 Separate Accounts $23.5 Commingled Funds $13.7 Public Securities $10.4 • Strong investment track record supports successful capital raising; $7 billion raised in 2013 • Winning new mandates and clients while selling vintage funds for investor performance and JLL equity earnings • Advisory fee outlook remains stable for 2014 with longer-term growth potential from capital deployment

Solid Balance Sheet Position 2013 Highlights ($ in millions) 16 December Balance Sheet 2013 2012 2011 Cash and Cash Equivalents $ 153 $ 152 $ 184 Short-Term Borrowings 25 32 65 Credit Facility 155 169 463 Net Bank Debt $ 27 $ 49 $ 344 Long-Term Senior Notes 275 275 - Deferred Business Acquisition Obligations 135 214 299 Total Net Debt $ 437 $ 538 $ 643 • Investment grade balance sheet; Baa2 / BBB- (Stable) – Low debt cost: FY 2013 net interest expense of $34.7 million down from $35.2 million in 2012 – Renewed bank credit facility in October; increased size to $1.2 billion with initial pricing at LIBOR + 1.25% • Continued healthy net debt reduction – Reduced net debt by $101 million compared with a year ago to $437 million – Second consecutive year with net debt reduction of over $100 million while continuing to invest in the business • Spending reflects ongoing business investment including M&A, co-investment and CapEx FY 2013 FY 2012 – Capital Expenditures (1) $97 m $81 m – New M&A Payments $12 m $15 m – Deferred Acquisition Payments/Earn Outs $118 m $156 m – Co-Investment, Net $9 m $29 m (1) Excludes investments in joint venture entities and tenant improvement allowances that are required to be consolidated under U.S. GAAP

Appendix

Prime Offices – Capital Value Clock, Q4 2012 v Q4 2013


Q4 2012
Hong Kong, Singapore, Paris
Sao Paulo
Toronto
Stockholm
Berlin
San Francisco
Houston
Moscow
London
Mexico City
Sydney
Frankfurt
Dallas
Mumbai
Tokyo
Seoul, Brussels
New York, Boston, Chicago
Los Angeles, Shanghai, Beijing
Amsterdam
Washington DC
Milan
Madrid
Capital value growth slowing
Capital values falling
Capital value growth accelerating
Capital values bottoming out
Q4 2013
Mexico City
Singapore,
Chicago, Toronto,
Washington DC
Boston, Los Angeles,
Berlin, Stockholm
Sydney, New York,
Frankfurt
Houston,
San Francisco,
Moscow
Dallas
Seoul
London
Tokyo
Mumbai
Brussels
Shanghai
Madrid
Hong Kong
Sao Paulo
Milan
Paris
Beijing
Amsterdam
Capital value growth slowing
Capital values falling
Capital value growth accelerating
Capital values bottoming out
Americas
EMEA
Asia Pacific

JONES LANG LASALLE

Notional capital values based on rents and yields for Grade A space in CBD or equivalent. In local currency.
Source: Jones Lang LaSalle Research, January 2014

18

Prime Offices – Rental Clock, Q4 2012 v Q4 2013



Q4 2012
Shanghai, Beijing
Amsterdam, Paris
Milan
Sao Paulo
Stockholm
Berlin
Sydney, Moscow
San Francisco
Houston
Toronto
Hong Kong
Singapore
Rental value growth slowing
Rental values falling
Rental value growth accelerating
Rental values bottoming out
Dallas, London
New York
Mumbai
Johannesburg
Istanbul
Boston
Los Angeles, Tokyo
Mexico City
Chicago, Brussels
Dubai, Frankfurt
Washington DC
Madrid
Seoul
Q4 2013
Mexico City
Amsterdam, Johannesburg
Toronto
Stockholm
Berlin, Moscow
Houston
San Francisco
Frankfurt
Sao Paulo
Dallas
Rental value growth slowing
Rental values falling
Rental value growth accelerating
Rental values bottoming out
London
Seoul
Boston
Tokyo
Los Angeles
New York
Mumbai,
Istanbul, Dubai
Paris Milan
Singapore
Shanghai
Beijing
Hong Kong,
Washington DC
Brussels, Madrid
Sydney, Chicago

Americas
EMEA
Asia Pacific

Jones Lang LaSalle

Based on rents for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: Jones Lang LaSalle Research, January 2014

19

20 Q4 2013 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LIM Consolidated * Refer to slide 25 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended December 31, 2012, and 2013, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $85.9 $101.0 2012 2013 $52.0 $65.4 2012 2013 $36.4 $45.6 2012 2013 $11.1 $18.5 2012 2013 $185.4 $230.5 2012 2013

21 FY 2013 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LIM Consolidated * Refer to slide 25 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the twelve months ended December 31, 2012, and 2013, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $209.4 $229.3 2012 2013 $76.0 $109.9 2012 2013 $78.2 $89.5 2012 2013 $73.9 $69.7 2012 2013 $437.5 $498.3 2012 2013

22 Q4 2013 Real Estate Services Revenue ($ in millions; % change in USD over Q4 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $296.7  6% $103.6  24% $68.5  (11%) $468.8  7% Capital Markets and Hotels & Hospitality $78.6  32% $129.1  36% $59.0  47% $266.7  37% Property & Facility Management - Fee $133.5  24% $61.1  33% $96.1  8% $290.7  20% Gross Revenue $169.8  33% $87.9  83% $128.5  19% $386.2  36% Project & Development Services - Fee $59.3  15% $36.3  19% $18.6  (3%) $114.2  13% Gross Revenue $59.6  15% $93.7  45% $25.3  (6%) $178.6  25% Advisory, Consulting & Other $36.3  15% $77.5  16% $29.0  9% $142.8  14% Total RES Operating Fee Revenue $604.4  14% $407.6  27% $271.2  8% $1,283.2  14% Gross Revenue $641.0  17% $491.8  37% $310.3  11% $1,443.1  22% Americas EMEA Asia Pacific Total RES

23 FY 2013 Real Estate Services Revenue ($ in millions; % change in USD over FY 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $879.3  6% $271.5  9% $178.9  (10%) $1,329.7  4% Capital Markets and Hotels & Hospitality $217.3  29% $333.3  42% $157.8  44% $708.4  38% Property & Facility Management - Fee $407.5  14% $192.6  12% $347.6  9% $947.7  11% Gross Revenue $518.4  19% $240.4  34% $440.7  11% $1,199.5  18% Project & Development Services - Fee $187.7  3% $117.4  10% $67.3 1 0% $372.4  5% Gross Revenue $188.9  3% $274.2  25% $92.3  11% $555.4  14% Advisory, Consulting & Other $114.2  7% $203.7  8% $96.0  11% $413.9  8% Total RES Operating Fee Revenue $1,806.0  10% $1,118.5  17% $847.6  9% $3,772.1  10% Gross Revenue $1,918.1  11% $1,323.1  23% $965.7  10% $4,206.9  15% Americas EMEA Asia Pacific Total RES

Fee Revenue / Expense Reconciliation

- Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily
- Margins diluted as gross accounting requirements increase revenue and costs without corresponding profit
- Business managed on a fee revenue basis to focus on margin expansion in the base business

($ in millions)	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012
Revenue	$ 1,509.4	$ 1,248.7	$ 4,461.6	$ 3,932.8
Gross contract costs	(159.9)	(83.3)	(434.8)	(292.6)
Fee revenue	$ 1,349.5	$ 1,165.4	$ 4,026.8	$ 3,640.2
Operating expenses	$ 1,313.6	$ 1,097.8	$ 4,092.8	$ 3,643.4
Gross contract costs	(159.9)	(83.3)	(434.8)	(292.6)
Fee-based operating expenses	$ 1,153.7	$ 1,014.5	$ 3,658.0	$ 3,350.8
Operating income	$ 195.8	$ 150.9	$ 368.8	$ 289.4
Add:				
Restructuring and acquisition charges	3.6	13.0	18.3	45.4
King Sturge intangible amortization	0.6	0.6	2.2	4.9
Adjusted operating income	$ 200.0	$ 164.5	$ 389.3	$ 339.7
Adjusted operating income margin	14.8%	14.1%	9.7%	9.3%

Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition are excluded from adjusted operating income margin.

JONES LANG LASALLE®

24

25 Reconciliation of GAAP Net Income to Adjusted Net Income Three Months Ended December 31 Twelve Months Ended December 31 ($ in millions) 2013 2012 2013 2012 GAAP net income attributable to common shareholders $ 147.2 $ 106.8 $ 269.5 $ 207.6 Shares (in 000s) 45,146 44,954 45,072 44,799 GAAP diluted earnings per share $ 3.26 $ 2.38 $ 5.98 $ 4.63 GAAP net income attributable to common shareholders $ 147.2 $ 106.8 $ 269.5 $ 207.6 Restructuring and acquisition charges, net 2.6 9.8 13.7 34.1 King Sturge intangible amortization, net 0.4 0.5 1.6 3.7 Adjusted net income $ 150.2 $ 117.1 $ 284.8 $ 245.4 Shares (in 000s) 45,146 44,954 45,072 44,799 Adjusted diluted earnings per share $ 3.33 $ 2.60 $ 6.32 $ 5.48 and Earnings per Share

26 Reconciliation of GAAP Net Income to Adjusted EBITDA Three Months Ended December 31 Twelve Months Ended December 31 ($ in millions) 2013 2012 2013 2012 GAAP net income $ 147.5 $ 107.3 $ 273.4 $ 208.8 Interest expense, net of interest income 8.1 10.3 34.7 35.2 Provision for income taxes 50.4 34.7 92.1 69.3 Depreciation and amortization 20.9 20.1 79.8 78.8 EBITDA $ 226.9 $ 172.4 $ 480.0 $ 392.1 Restructuring and acquisition charges 3.6 13.0 18.3 45.4 Adjusted EBITDA $ 230.5 $ 185.4 $ 498.3 $ 437.5